Exhibit 99.2

 July 2023  NASDAQ: FBMS

 2  Safe Harbor & Forward Looking Statements  ABOUT THE FIRST BANCSHARES, INC.  The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS. Contact: Chandra Kidd, Corporate Secretary.   NON-GAAP FINANCIAL MEASURES  Our accounting and reporting policies conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of our performance. This presentation includes the following non-GAAP financial measures: Diluted Earnings Per Share, Operating; Net Income, Operating; Return on Average Assets (ROAA), Operating; Return on Average Tangible Common Equity (ROATCE), Operating; Efficiency Ratio, Operating; Net Interest Margin, Fully Tax Equivalent (FTE); Core Net Interest Margin, Fully Tax Equivalent (FTE); Pre-Tax Pre Provision Income, Operating; Non-Interest Income, Operating; Adjusted Operating Revenue; Adjusted Operating Expense; Tangible Common Equity; Tangible Book Value per Share; and certain ratios derived from these non-GAAP financial measures. The Company believes that the non-GAAP financial measures included in this presentation allow management and investors to understand and compare results in a more consistent manner for the periods presented in this press release. Non-GAAP financial measures should be considered supplemental and not a substitute for the Company’s results reported in accordance with GAAP for the periods presented, and other bank holding companies may define or calculate these measures differently. These non-GAAP financial measures should not be considered in isolation and do not purport to be an alternative to their most comparable GAAP measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measure is provided in the appendix to this presentation.   FORWARD LOOKING STATEMENTS  This communication contains statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) prevailing, or changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations, including the effects of declines in the real estate market, high unemployment rates, inflationary pressure, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (3) interest rate risk, including the effects of rising interest rates; (4) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (5) changes in applicable laws, rules, or regulations; (6) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (7) changes in management’s plans for the future; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) changes in accounting principles, policies, or guidelines; (11) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (12) higher inflation and its impacts; (13) significant turbulence or disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (14) potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine; (16) a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this communication, any exhibits hereto or any related documents, the Company claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Our Company

The First BANCSHARES, INC.


Huntsville
Starkville
Birmingham
Atlanta
MS
AL
Macon
Montgomery
Columbus
Jackson
GA
Hattiesburg
Albany
Waycross
Savannah
LA
Valdosta
Brunswick
Pensacola
St. Marys
Baton Rouge
Jacksonville
Gulfport
Mobile
Destin
Tallahassee
New Orleans
FL
Orlando
Tampa
Cape Coral
FBMS Branch (111)
FBMS LPO (5)

Company Overview

Scale	**$7.9bn** Total Assets	**5th** Largest Bank Headquartered in MS
Capital	**11.5%** CET1 Ratio	**14.5%** Total Capital Ratio
Deposits	**32%** DDA Deposits	**22%** IB Deposit Beta Through the Rate Hike Cycle (2)
Liquidity	**77%** Loans / Deposits	**$22,845** Average Deposit Size (3)
Profitability	**1.81%** PTPP ROAA, Operating (1)	**0.91%** Cost of Deposits
Credit	**1.05%** ACL / Total Loans	**0.07%** NCOs / Total Loans, Annualized

Data as of or for the three months ended 6/30/23

(1) Non GAAP measure, refer to appendix for "Non GAAP Reconciliation"

(2) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 '21 of 0.20% to 1.32% in Q2 '23 divided by the change in average fed funds rate of 500 bps over the same period

(3) Excludes public funds and ICS accounts

The First BANCSHARES, INC.

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Q2 2023 Highlights

Key Highlights

- **Deposits**
  - 32% of deposits are demand, an increase from 31% in Q1 standalone
  - $0 of brokered deposits as of 6/30/23
  - Average deposit size of $23 thousand [2]
  - Uninsured deposits equal to 16.9% of total deposits
  - Cumulative IB deposit beta since Q4 '21 of 22% [3]
- **Loans**
  - Average loan size of ~$202 thousand
  - Q2 '23 new loan production of $362.4 million with a blended yield of 7.52%
  - C&D loan concentration as a percentage of bank total capital: 74%
  - CRE loan concentration as a percentage of bank total capital: 208%
- **Capital**
  - TCE/TA: 7.4%
  - Leverage: 9.1%
  - CET1: 11.5%
  - Total Risk-Based Capital: 14.5%
- **Credit**
  - NPAs / Total Assets of 0.28% this quarter versus 0.28% in Q1 '23
  - NCOs / Total Loans of 0.07% this quarter versus 0.01% in Q1 '23
- **Allowance for Credit Losses**
  - ACL / Loans remains stable at 1.05%, compared to 1.06% last quarter
- **Net Interest Margin**
  - Expansion in Net Interest Margin, FTE [1] of 13 bps to 3.82%, driven by incremental purchase accounting accretion
  - Modest decline in Core Net Interest Margin, FTE [1] of 4 bps to 3.43%

Financial Results

	Q2 2023
Diluted Earnings Per Share	$0.75
Diluted Earnings Per Share, Operating [1]	*$0.85*
Net Income ($000)	$23,779
Net Income, Operating ($000) [1]	*$26,843*
Reported ROAA	1.21%
ROAA, Operating [1]	*1.36%*
Reported ROATCE [1]	17.1%
ROATCE, Operating [1]	*19.4%*
Efficiency Ratio	59.0%
Efficiency Ratio, Operating [1]	*53.9%*
Net Interest Margin	3.76%
Net Interest Margin, FTE [1]	*3.82%*
Core Net Interest Margin, FTE [1]	*3.43%*

Data as of or for the three months ended 6/30/23

(1) Non GAAP measure, refer to appendix for "Non GAAP Reconciliation"

(2) Excludes public funds and ICS accounts

(3) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 '21 of 0.20% to 1.32% in Q2 '23 divided by the change in average fed funds rate of 500 bps over the same period

TheFirst BANCSHARES, INC.
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 Improving Geographic Diversification of our Balance Sheet  5  2015 Deposits by State  June 30, 2023 Deposits by State  2009 and 2015 data as of 6/30  2015 Loans by State  June 30, 2023 Loans by State  2009 Loans by State  2009 Deposits by State

 6  Financial results

 EPS  Net Income ($mm)  7  Pre-tax Pre Provision Income ($mm), Operating (1)  PTPP ROAA, Oper. (1)   Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”  Historical Performance Over Time  Twelve Years of Record Earnings  $0.82  $1.16  $0.96  $1.19  $1.55  $1.57  $1.11  $1.62  $2.55  $2.52  1.62%  1.74%  1.75%  1.61%  1.42%  1.49%  $3.03  1.33%  1.24%  1.36%  1.63%  $3.10  1.38%  Operating Income  $5.4  1.78%  1.81%

 Net Interest Income Over Time  3.74%  3.99%  3.59%  3.44%  3.70%  3.72%  3.71%  Net Interest Income ($mm)  NIM, FTE (1)  3.34%  3.83%  3.94%  3.63%  3.58%  3.51%  4.02%   Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”  3.13%  3.14%  3.25%  8  3.64%  3.14%  2.78%  3.09%  3.50%  3.19%  3.37%  3.69%  3.82%

 Historical Cost and Yield Analysis   9  Data as of or for the three months ended each respective quarter  Quarterly Yields & Costs (%)

 10  NIM Impact for the Quarter  Drivers of Change Q1 ‘23 to Q2 ‘23   Data as of 6/30/23  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”  Net Interest   Margin, FTE (1)  Core Net Interest   Margin, FTE (1)

 Historical Profitability Trends  11   Data as of or for the three months ended each respective quarter  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”   Reported ROAA (%)  ROAA, Operating (%) (1)  Reported ROATCE (%) (1)  ROATCE, Operating (%) (1)  PTPP ROAA, Oper. (1)  1.36%  1.63%  1.38%  1.78%  1.81%

 12  Historical Profitability Trends  Non-interest Income, Oper. / Adj. Operating Revenue (%) (1)  Non-interest Income Q2 ‘23 (%)  Efficiency Ratio, Operating (%) (1)  Adjusted Operating Expense / Average Assets (%) (1)   Data as of or for the three months ended each respective quarter   (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”

 13  Deposit AND Loan information

Deposit Composition Growth

Deposit Portfolio Summary

Deposits:	$6.5B
Uninsured Deposits [(1)]:	16.9%
Average Deposit Size [(1)]:	~$23,000
Total Deposit Accounts [(1)]:	~221,000
Commercial Accounts:	~36,000
Personal Accounts:	~185,000
Cumulative IB Deposit Beta Since Q4 '21 [(2)]:	22%

Cost of Total Deposits Over Time (%)



Quarterly
Monthly
0.30%
0.23%
0.19%
0.18%
0.15%
0.21%
0.52%
0.72%
0.91%
0.85%
0.93%
0.94%
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
April '23
May '23
June '23

Q2 '23 Deposit Composition



Jumbo Time Deposits 3%
Retail Time Deposits 10%
Demand Deposits 32%
Money Market & Savings 24%
NOW Accounts 31%

Historical Deposit Composition



$2.5
$0.1
$0.4
$0.9
$0.5
$0.6
$3.1
$0.2
$0.5
$1.1
$0.6
$0.7
$4.2
$0.1
$0.4
$1.1
$1.3
$1.2
$5.2
$0.1
$0.4
$1.3
$1.8
$1.5
$5.5
$0.1
$0.6
$1.4
$1.8
$1.6
$6.5
$0.2
$0.6
$1.6
$2.0
$2.1
2018
2019
2020
2021
2022
Q2 '23
Demand Deposits
NOW Accounts
Money Market & Savings
Retail Time Deposits
Jumbo Time Deposits

Dollars in millions unless otherwise noted

Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter

(1) Excludes public funds and ICS accounts

(2) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 '21 of 0.20% to 1.32% in Q2 '23 divided by the change in average fed funds rate of 500 bps over the same period

TheFirst BANCSHARES, INC.

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15  Granular Loan Portfolio  Dollars in millions  Data as of 6/30/23  Size of our top 75 Relationships  Largest individual loan is $40.5 million total committed exposure  Total participations purchased are less than 3% of outstanding balances

 16  Balanced Loan Portfolio    Data as of 6/30/23  (1) Excludes owner-occupied CRE   Loan Portfolio Mix  CRE (1) Exposure by Type   Granular loan portfolio, average loan size excluding PPP is ~$202 thousand  Top 25 loans represent ~8% of total portfolio  De Minimis consumer credit card loans ($1.4 million or 0.03% of total loans)  Limited energy exposure ($25.8 million or 0.5% of total loans)  De Minimis Shared National Credits (“SNCs”) of $17.5 million   C&D Exposure by Type

 17  Office Exposure  Data as of 6/30/23; Dollars in millions   Professional Office by Geography  Office Portfolio Maturity  Office Exposure Highlights  Average professional office loan size   Non-Owner Occupied: $758 thousand   17.8% of the total office portfolio matures through 2025  Professional office space comprises 4.3% of total loans  Substandard office loans / total office loans: 4.7%

 18  Loan Concentrations Over Time  C&D Loan Concentration Over Time  CRE Loan Concentration Over Time  Yearly data as of 12/31 each respective year; Q1 ‘23 data for the three months ended 3/31/23; Q2 ‘23 data for the three months ended 6/30/23  Note: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively

 19  Asset Quality Over Time  NPAs / Loans + OREO (%)  NCOs / Average Loans (%)  ACL / NPLs (%)  ACL / Loans (%)  Yearly data as of or for the twelve months ended each respective year; Q1 ‘23 data for the three months ended 3/31/23; Q2 ‘23 data for the three months ended 6/30/23

 20  History of Prudent Credit Culture  15-Year NCOs / Avg. Loans vs. Banking Industry (%)  Source: FDIC  Yearly data as of or for the twelve months ended each respective year  Note: FDIC data as of 12/31/22  0.07%  FBMS NCOs / Avg. Loans for the three months ended 6/30/23

 21  Capital & Liquidity

 22  Capital Position  TCE / TA (%) (1)  Leverage Ratio (%)  Total Risk Based Capital Ratio (%)  CET1 Ratio (%)   Data as of 12/31 of each year, respectively; Q1 ‘23 data for the three months ended 3/31/23; Q2 ’23 data as of or for the three months ended 6/30/23  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”

 23  Capital Position Including Unrealized Losses    Data as of or for the three months ended 6/30/23  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”   (2) Assumes AOCI adjustments related to market valuations on securities and related hedges are included for regulatory capital calculations   (3) Assumes AOCI adjustments related to market valuations on securities and related hedges as well as the fair value adjustment on HTM securities are included for regulatory capital calculations   Reflected above is the hypothetical impact on capital if the mark on Accumulated Other Comprehensive Income (AOCI) Losses (2) and AOCI + Held-to-Maturity (HTM) (3) were included in the regulatory capital calculations   Neither scenario is currently included, nor required to be included in the Company’s regulatory capital ratios   Regulatory Capital & Adjusted Capital as of 6/30/23

 24  Capital Appreciation & Returns to Shareholders  Tangible Book Value per Share (1) ($)  Dividends Declared per Share ($)  Shares Repurchased (%) (3)   Data as of 12/31 of each year, respectively; Q2 ’23 data as of or for the three months ended 6/30/23  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”   (2) Based upon dividends paid in Q1 ’23 and Q2 ’23 and annualized thereafter (3) Represents shares repurchased in period stated divided by common shares outstanding at prior period end  Dollars Returned to Shareholders ($M)  Dividend Growth CAGR Since 2018: 39%  TBVPS Excluding AOCI  (2)

 25  Liquidity Position   Data as of 12/31 of each year, respectively; Q2 ’23 data as of or for the three months ended 6/30/23  (1) Letters of Credit   Gross Loans / Deposits (%)  Funding Sources  Liquidity Highlights   As of June 30, the Company’s liquidity ratio was 16.7%, as compared to the internal liquidity policy guidelines of 10% minimum   Other liquidity ratios reviewed include the following along with policy guidelines:   (1)

 26  Securities Portfolio Composition   Dollars in millions  Data as of or for the three months ended 6/30/23  Available-For-Sale  Portfolio Summary  Held-To-Maturity  $2,020M Book Value  2.09% Book Yield  ($157.6M) Unrealized Loss  5.8 Year Average Life  4.7 Year Effective Duration  67%/33% (AFS/HTM)  Principal Cash Flow Schedule  $233 Million Maturing by Q2 ‘24  No Collateralized Loan Obligation (CLO) securities within the Investment Portfolio

 27  Appendix

 Historical Financials  28   Dollars in thousands, except for per share data    Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter  (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation”

 29  Non-GAAP Reconciliation

 30  Non-GAAP Reconciliation (cont.)

 31  Non-GAAP Reconciliation (cont.)

 32  Non-GAAP Reconciliation (cont.)

 33  Non-GAAP Reconciliation (cont.)

 34  Non-GAAP Reconciliation (cont.)